SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2007

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Date of Report (Date of earliest event reported)

WATAIRE INTERNATIONAL, INC.

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(Exact name of registrant as specified in its charter)

WASHINGTON                                   91-2060082

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(State of incorporation                   (I.R.S. Employer

or organization)                          Identification No.)

SEC File No.  000-49955

#300, Warner Center, 21550 Oxnard Street

Woodland Hills, California                   91367

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(Address of principal executive offices)  (Zip Code)

877-602-8985

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Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTOR

On March 13, 2007, the Company received and accepted the resignations of Mr. Max Weissengruber as Director and Mr. Nand Shankar as Director and Secretary.  Their resignations were a result of other work-related commitments leaving them unable to provide their services to the Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATAIRE INTERNATIONAL, INC.

DATE:   March 14, 2007

By:  /s/ ROBERT ROSNER

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ROBERT ROSNER

President, Director